Nuveen Churchill Direct Lending Corp. Investor Presentation Quarter Ended June 30, 2020 12 August 2020

Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Additionally, our actual results and financial condition may differ materially as a result of the continued impact of the novel coronavirus (“COVID-19”) pandemic, including without limitation: the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives; and the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business (including on our ability to source and close new investment opportunities) and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments. All capitalized terms in the presentation have the same definitions as the Company’s 10-Q for the quarter ended June 30, 2020. 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Key highlights

Business Update	• At Churchill, we have adjusted well to the "new normal" and are working very efficiently remotely, communicating daily through our video conferencing systems over the last few months. • As we enter the second half of 2020, Nuveen Churchill Direct Lending Corp. (the "Company") is well-positioned to take advantage of current market opportunities. Our cycle-tested and conservative approach to investments in the middle market is already proving to be a significant factor in our portfolio performance during the current market dislocation. Churchill's senior loan investment strategy, which focuses on high quality, traditional middle market companies in recession-resistant sectors, with reasonable leverage and financial covenants backed by leading private equity investments firms, continues to serve us well. We are seeing generally higher spreads in the market than pre-COVID levels. • Our experienced investment teams working hard to proactively manage our investments in order to optimize returns and preserve investor capital. We are pleased to report that the Company had no COVID-19-related principal or interest defaults through the second quarter of 2020. • The Company has ample liquidity of $284.3 million available through uncalled committed equity capital and existing debt financing capacity to execute on attractive new investment opportunities as they become available.
Investment Activity	• During the three month period ended June 30, 2020, the Company closed three new add-on investments totaling $11.5 million: ◦ Average investment size: $3.8 million ◦ Weighted average pricing on investments: L+5.15%[1] (1.00% LIBOR floor) ◦ All investments made during the quarter were first lien senior secured loans • During the three month period ended June 30, 2020, the Company fully realized two investments totaling $10.6 million.
Current Portfolio Overview	• As of June 30, 2020, the Company's portfolio at fair value totaled $161.7 million[2] with a high level of diversification (42 investments; average investment size $3.9 million - 2.4% of the portfolio or 0.8% of Committed Capital[3]): ◦ Weighted average yield on investments at fair value: 6.25%[4] ◦ Weighted average risk rating: 4.3 on Churchill's internal scale (initial rating assigned at origination: 4.0) ◦ 100.0% of portfolio consists of first lien senior secured loans[5]
Capital Activity	• As of June 30, 2020, the Company had total equity commitments of $291.4 million ($100.0 million from TIAA), $86.2 million (approximately 30%) had been funded ($205.2 million remains unfunded). • On July 8, 2020, the Company held a subsequent closing for an additional $10.0 million of equity commitments, bringing the total equity commitments to $301.4 million. • On July 23, 2020, the Company delivered a drawdown notice to its shareholders of $20.0 million. The shares were issued on August 6, 2020 at $18.09 per share, bringing the total inception-to-date called equity to $106.2 million (approximately 35%). • On August 4, 2020, the Company declared a quarterly dividend of $0.28 per share (6.13% annualized quarterly distribution yield[6]), payable to shareholders of record as of August 4, 2020, which was paid on August 11, 2020.

1 Weighted average spread is calculated based off of par amount.
2 Total par value of loan commitments is $175.2 million which includes approximately $4.7 million of unfunded delayed draw term loan commitments.
3 Committed Capital includes Equity Commitment of $291.4 million as of June 30, 2020 and $175.0 million from the Financing Facility.
4 The weighted average yield of the Company's debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries' fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount.
5 25% of first lien senior secured loans are unitranche positions.
6 The annualized quarterly distribution yield is calculated based off of the Company's Net Asset Value per Share of $18.28 as of June 30, 2020.

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2Q 2020 investment activity1 Closed 3 new add-on investments totaling $11.5 million Investment Moody's Industry Par Amount Amortized Cost Spread NJEye LLC2 Services: Consumer $5.8 $3.4 5.00% Diligent Corporation Services: Consumer $4.9 $4.8 5.50% Eagletree-Carbide Acquisition Corp. Consumer Goods: Durable $0.9 $0.8 4.25% Total $11.5 $9.1 Weighted Average3 5.15 % Fully realized 2 investments totaling $10.6 million Realized Investment Moody's Industry Acquisition Date Realized Date Amortized Cost Proceeds MAG DS Corp Aerospace & Defense 6/12/2018 4/1/2020 $3.9 $3.9 Saba Software Inc. High Tech Industries 5/2/2017 4/22/2020 $6.5 $6.6 Total $10.4 $10.6 1 Investment Activity does not include existing draws on Delayed Draw Term Loans and partial paydowns. 2 Add-on investment includes undrawn commitment of $2.3 million. 3 Weighted Average Spread is calculated based off of par amount. Nuveen Churchill Direct Lending Corp. 4

Portfolio overview Investment portfolio composition by industry and investment type as of June 30, 2020 Moody’s industry diversification Portfolio composition by investment type1 High Tech Industries 25.1 % Banking, Finance, Insurance & Real Estate 10.5 % Consumer Goods: Durable 7.9 % Services: Business 7.9 % Telecommunications 7.5 % Services: Consumer 7.0 % Containers, Packaging & Glass 5.6 % Retail 5.4 % Automotive 4.2% 2 Consumer Goods: Non-durable 3.7 % First Lien Term Loan (including DDTLs) 100 % Capital Equipment 2.8 % Construction & Building 2.6 % Healthcare & Pharmaceuticals 2.4 % Transportation: Cargo 2.4% 100.00% Beverage, Food & Tobacco 1.8 % Chemicals, Plastics, & Rubber 1.5 % Road and Rail 1.2 % Energy: Electricity 0.5 % Total Investment Portfolio at Fair Value as of June 30, 2020 = $161.7 million | Number of Investments = 42 Average Investment Size = $3.9 million (2.4% of the Portfolio or 0.8% of Committed Capital3) 1 Investment Type reflects classification at issuance. 2 25% of first lien term loans are unitranche positions. 3 Committed Capital includes Equity Commitment of $291.4 million as of June 30, 2020 and $175.0 million from the Financing Facility. Nuveen Churchill Direct Lending Corp. 5

Capital activity as of June 30, 2020 Capital summary Financing Facility summary Equity Commitments $291.4 million Lender Wells Fargo Bank, N.A. Total Financing Facility1 $175.0 million Financing Facility Amount $175.0 million Total Committed Capital $466.4 million Stated Maturity Date October 28, 2022 Total Equity Funded $86.2 million Applicable Margin (one-month LIBOR) 2.25 % Financing Facility Drawn $91.9 million Average Debt Financing Interest Rate3 3.60 % Total Funded & Drawn $178.1 million Percentage of Floating Rate Debt Financing 100 % Percentage of Fixed Rate Debt Financing — % Asset Coverage Ratio (Debt : Equity) 187.1% (1.15x) Net Asset Value (NAV) Unfunded Equity Commitments $205.2 million Net Asset Value $80.1 million Financing Facility Available2 $79.1 million Shares Outstanding 4,380,112 Total Capital Available $284.3 million Net Asset Value per Share 18.28 1 Represents current Financing Facility amount. 2 Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 3 Average Debt Financing Interest Rate for the six months ended June 30, 2020. Nuveen Churchill Direct Lending Corp. 6

Credit quality - internal risk ratings Investment portfolio has a weighted average risk rating of 4.3; 89% of portfolio investments are rated 5 or better as of June 30, 2020. No investments on non-accrual status as of June 30, 2020. Portfolio risk ratings ($ thousands) June 30, 2020 March 31, 2020 December 31, 2019 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 $ — — % $ — — % $ — — % 2 — — — — — — 3 — — — — — — 4 135,180 83.60 142,814 85.43 178,780 100.00 5 8,405 5.20 12,212 7.30 — — 6 18,116 11.20 12,153 7.27 — — 7 — — — — — — 8 — — — — — — 9 — — — — — — 10 — — — — — — Total $ 161,701 100.00% $ 167,179 100.00% $ 178,780 100.00 % Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss Nuveen Churchill Direct Lending Corp. 7

Share issuance and distribution activity As of June 30, 2020, the Company has 4,380,112 shares outstanding Share issuance Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,5401 $66,210,800 $20.00 December 19, 2019 501 $1,000 $20.00 • On July 23, 2020, the Company delivered a drawdown notice to its shareholders relating to the issuance of 1,105,425 shares of its common stock for an aggregate offering price of $20.0 million. The shares were issued on August 6, 2020 at $18.09 per share. Dividend distribution Date Declared Record Date Payment Date Dividend per Share April 16, 2020 April 16, 2020 April 21, 2020 $0.17 • On August 4, 2020, the Company declared a quarterly dividend of $0.28 per share (6.13% annualized quarterly distribution yield2), payable to shareholders of record as of August 4, 2020, which was paid on August 11, 2020. 1 Shares held by an affiliate of the Company, TIAA. 2 The annualized quarterly distribution yield is calculated based off of the Company’s Net Asset Value per Share of $18.28 as of June 30, 2020. Nuveen Churchill Direct Lending Corp. 8

Investment portfolio as of June 30, 2020

Portfolio has a weighted average spread of L+4.82% and a weighted average yield of 6.25% at fair value[1]

Investment	Moody's Industry	Par Amount	Amortized Cost	Fair Value	Spread	Interest Rate[2]
PAI HoldCo Inc	Automotive	$3.4	$3.4	$3.3	4.25%	5.32%
Tailwind Randy's LLC*	Automotive	$3.3	$3.3	$3.3	5.00%	6.00%
Tailwind Randy's LLC (Delayed Draw)	Automotive	$0.7	$0.2	$0.2	5.00%	6.00%
Bankruptcy Management Solutions Inc	Banking, Finance, Insurance, Real Estate	$4.0	$4.0	$3.8	4.50%	4.68%
Minotaur Acquisition Inc	Banking, Finance, Insurance, Real Estate	$4.9	$4.9	$4.8	5.00%	5.18%
Northern Star Industries Inc	Banking, Finance, Insurance, Real Estate	$2.3	$2.3	$2.2	4.50%	5.57%
Payment Alliance International Inc	Banking, Finance, Insurance, Real Estate	$6.7	$6.7	$6.2	5.25%	6.32%
KSLB Holdings LLC	Beverage, Food & Tobacco	$3.0	$2.9	$2.9	4.50%	5.50%
Blackbird Purchaser Inc	Capital Equipment	$3.8	$3.8	$3.7	4.50%	4.81%
Blackbird Purchaser Inc (Delayed Draw)	Capital Equipment	$0.1	$0.0	$0.0	4.50%	4.81%
MSHC Inc	Capital Equipment	$0.9	$0.9	$0.9	4.25%	5.25%
Boulder Scientific Company LLC	Chemicals, Plastics, & Rubber	$2.4	$2.4	$2.4	4.25%	5.68%
SPI LLC	Construction & Building	$4.3	$4.4	$4.2	5.00%	6.00%
Eagletree-Carbide Acquisition Corp	Consumer Goods: Durable	$3.8	$3.7	$3.7	4.25%	5.25%
Fetch Acquisition LLC*	Consumer Goods: Durable	$3.9	$3.9	$3.8	4.50%	5.50%
Halo Buyer Inc	Consumer Goods: Durable	$5.9	$5.8	$5.3	4.50%	5.50%
Badger Sportswear Acquisition Inc	Consumer Goods: Non-durable	$3.9	$3.8	$3.1	5.00%	6.25%
Kramer Laboratories Inc	Consumer Goods: Non-durable	$2.9	$2.9	$2.9	5.50%	6.50%
Brook & Whittle Holding Corp*	Containers, Packaging & Glass	$2.7	$2.7	$2.7	5.25%	6.25%
Good2Grow LLC	Containers, Packaging & Glass	$3.6	$3.6	$3.5	4.25%	5.32%
Resource Label Group LLC	Containers, Packaging & Glass	$2.9	$2.9	$2.9	4.50%	5.95%
Brave Parent Holdings Inc*	Energy: Electricity	$0.9	$0.9	$0.9	4.00%	4.18%
Unified Physician Management LLC	Healthcare & Pharmaceuticals	$1.3	$1.3	$1.2	4.75%	5.75%
Unified Physician Management LLC (Delayed Draw)	Healthcare & Pharmaceuticals	$2.7	$2.7	$2.6	4.75%	5.75%
Brillio LLC	High Tech Industries	$3.0	$3.0	$2.9	4.75%	5.75%
Brillio LLC (Delayed Draw)	High Tech Industries	$1.0	$0.5	$0.5	4.75%	5.75%
Diligent Corporation*	High Tech Industries	$6.0	$5.9	$5.9	5.50%	6.57%
Diligent Corporation (Delayed Draw)*	High Tech Industries	$0.3	$0.3	$0.3	5.50%	6.57%
Diligent Corporation (Delayed Draw) *	High Tech Industries	$0.1	$0.1	$0.1	5.50%	6.57%

* Investment is a unitranche position.

[1] The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries' fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount.

[2] The majority of the investments bear interest at rates that may be determined by reference to London Interbank Offered Rate ("LIBOR" or "L") which reset monthly or quarterly. For each such investment, the Fund has provided the spread over LIBOR and the current contractual interest rate in effect at June 30, 2020. As of June 30, 2020, rates for 1M L, 2M L, 3M L and 6M L are 0.16%, 0.23%, 0.30%, and 0.37% respectively.

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Investment portfolio as of June 30, 2020 (cont.)

Investment	Moody's Industry	Par Amount	Amortized Cost	Fair Value	Spread	Interest Rate[1]
Diligent Corporation (Delayed Draw) *	High Tech Industries	$1.0	$1.0	$1.0	5.50%	6.57%
Diligent Corporation (Delayed Draw) *	High Tech Industries	$2.5	$2.5	$2.5	5.50%	6.57%
E2Open LLC*	High Tech Industries	$4.0	$3.9	$3.9	5.75%	6.75%
Lion Merger Sub Inc*	High Tech Industries	$6.8	$6.7	$6.6	4.75%	5.75%
MBS Holdings Inc	High Tech Industries	$6.3	$6.3	$6.3	4.25%	5.25%
North Haven CS Acquisition Inc	High Tech Industries	$6.9	$6.9	$6.7	5.25%	6.29%
Velocity Technology Solutions Inc*	High Tech Industries	$3.9	$3.9	$3.8	6.00%	7.45%
Pet Holdings ULC	Retail	$2.6	$2.6	$2.6	5.50%	6.93%
Pet Holdings ULC (Delayed Draw)	Retail	$0.3	$0.3	$0.3	5.50%	6.93%
Pet Supplies Plus LLC	Retail	$5.9	$5.9	$5.9	4.50%	5.64%
Globaltranz Enterprises LLC	Road and Rail	$2.3	$2.2	$2.0	5.00%	5.18%
Eliassen Group LLC	Services: Business	$3.6	$3.6	$3.5	4.50%	4.68%
LSCS Holdings Inc	Services: Business	$1.8	$1.8	$1.7	4.25%	5.32%
LSCS Holdings Inc (Delayed Draw)	Services: Business	$0.4	$0.4	$0.4	4.25%	5.32%
Output Services Group Inc	Services: Business	$3.9	$3.9	$3.4	4.50%	5.50%
Worldwide Clinical Trials Holdings Inc	Services: Business	$4.0	$3.9	$3.7	4.50%	5.57%
NJEye LLC	Services: Consumer	$5.6	$5.5	$5.1	5.00%	5.88%
NJEye LLC (Delayed Draw)	Services: Consumer	$3.2	$0.7	$0.4	5.00%	6.02%
North Haven Spartan US Holdco LLC	Services: Consumer	$2.6	$2.6	$2.3	5.00%	6.00%
North Haven Spartan US Holdco LLC (Delayed Draw)	Services: Consumer	$1.4	$0.2	$0.1	5.00%	6.00%
One World Fitness PFF LLC	Services: Consumer	$4.0	$4.0	$3.3	4.75%	5.75%
Ensono LP	Telecommunications	$2.5	$2.4	$2.4	5.25%	5.43%
Mobile Communications America Inc	Telecommunications	$4.0	$4.0	$3.9	4.25%	5.25%
Sapphire Telecom Inc*	Telecommunications	$6.8	$6.7	$6.0	5.25%	6.25%
ENC Holding Corporation	Transportation: Cargo	$4.2	$4.2	$3.9	4.00%	4.31%
	Weighted Average[2]	**$4.2**	**$4.0**	**$3.9**	**4.82%**	**6.25%**
	Total[3]	**$175.2**	**$169.3**	**$161.7**		

* Investment is a unitranche position.
1 The majority of the investments bear interest at rates that may be determined by reference to London Interbank Offered Rate ("LIBOR" or "L") which reset monthly or quarterly. For each such investment, the Fund has provided the spread over LIBOR and the current contractual interest rate in effect at June 30, 2020. As of June 30, 2020, rates for 1M L, 2M L, 3M L and 6M L are 0.16%, 0.23%, 0.30%, and 0.37% respectively.
2 Weighted Average calculated based on Fair Values.
3 Total par amount of loan commitments is $175.2 million which includes approximately $4.7 million of unfunded delayed draw term loan commitments.

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Contact us Investor Relations NCDL-IR@churchillam.com SEC filings churchillam.com/NCDL Nuveen Churchill Direct Lending Corp. 11